FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending August 21, 2000

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1999-1G WST Trust
       (Translation of registrant's name into English)



      New South Wales           333-64199         98-0181944
      ------------------------- ------------------------
      State of Incorporation    Commission File   IRS Employer No.
                                Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrant's telephone number

      +612 9226 3212


NOTEHOLDERS REPORT - SERIES 1999-1G WST TRUST


Date of Report - Determination Date  15-Aug-00

Housing Loan Collection Period     10-May-00 to   09-Aug-00
                                  (inclusive)    (inclusive)

Days in Collection Period            92

Coupon Period                      19-May-00 to   21-Aug-00
                                  (inclusive)    (exclusive)

Days in Coupon Period                94

3 month BBSW at beginning of coupon period  6.4367%
3 Month USD-LIBOR                           6.8088%

Foreign Exchange Rate               0.655

Available Income                     20,115,286
Total Available Funds                20,115,286
Accrued Interest Adjustment                   0
Redraws Made This Period             27,737,198
Redraw Shortfall                              0
Redraw Facility Draw                          0
RFS Issued This Period                        0
Trust Expenses                          782,268
Total Payments                       18,599,663
Payment Shortfall                             0
Principal Draw This Period                    0
Total Principal Draws Outstanding             0
Gross Principal Collections         108,795,286
Principal Collections                81,058,088
Excess Available Income               1,515,623
Excess Collections Distribution       1,515,623
Liquidity Shortfall                           0
Liquidity Net Draw / (Repayment) this period  0
Remaining Liquidity Shortfall                 0
Liquidation Loss                              0
Principal Charge Offs                         0
Prepayment Benefit Shortfall             68,419
Average Daily Balance for Qtr       977,461,795
Subordinated Percentage                 3.2127%
Initial Subrdinated Percentage          2.4400%
Average Quarterly Percentage            0.3137%

                   Principal/100,000  Coupon/100,000 / 10,000
Class A            6,006.6804         1,338.2061       usd
Class B            0.0000             181.9917         aud

Stated Amount - AUD Equivalent  Percentage       Forex Percentage
Class A         905,718,652.18        96.78733%    1.00000
Class B          33,750,000.00         3.21267%
RFS                       0.00         0.00000
TOTAL           939,468,652.18      100.00000%  100.00000%

Stated Amount - USD                  Bond Factor
Class A         593,245,717.18        0.6711684      0.00    0.00
Class B          22,106,250.00        1.0000000      0.00    0.00
RFS                       0.00             0.00      0.00
TOTAL           615,351,967.18        0.6791917      0.00    0.00



WST99-1G

                    DELINQUENCY STATISTICS

     Collection Period Ended: 9th August 2000
               Number    Current   Instalment     % by      % by
              of Loans   Balance     Amount $    Number   Balance

 Current        8,899  872,154,934   7,126,660   93.38%   92.83%
 1 - 29 Days      552   58,093,447     423,066    5.79%    6.18%
 30 - 59 Days      45    4,966,757      35,916    0.47%    0.53%
 60 - 89 Days      15    2,118,973      17,197    0.16%    0.23%
 90 - 119 Days     13    1,414,678      10,756    0.14%    0.15%
 120 - 149 Days     1      155,474       1,056    0.01%    0.02%
 150 - 179 Days     2      167,962       1,983    0.02%    0.02%
 180+ Days          3      396,427    (12,780)    0.03%    0.04%
  TOTAL          9,530 939,468,651   7,603,854  100.00%  100.00%




                        $A
Scheduled principal      $                  5,306,846
Unscheduled principal    $                 75,751,242
Principal Collections    $                 81,058,088

Fixed Interest Rate Housing Loan      $   221,413,210
Variable Rate Housing Loans           $   718,055,442
                                      $   939,468,652


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1999-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1999-1G WST Trust,(Registrant)

Dated: August    , 2000
By:    /s/ Lewis E. Love Jr


                                    Name:    Lewis E. Love
Jr


                                    Title:     Secretary